Exhibit 99.4

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED: May 31, 2012

In re: United Solar Ovonic LLC	Case Number: 12-43167

Chapter 11

Judge: Hon. Thomas J. Tucker

Debtor.

United Solar Ovonic LLC/

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:

Operating Statement	(Form 2)
Balance Sheet	(Form 3)
Summary of Operations	(Form 4)
Monthly Cash Statement	(Form 5)
Statement of Compensation	(Form 6)
Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.	That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases, is in effect; and

(If not, attach a written explanation)	YES ☒	NO ☐

3.	That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases are current.

(If not, attach a written explanation)	YES ☒	NO ☐

4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)	YES ☒	NO ☐

5.	All United States Trustee Quarterly fees have been paid and are current.

YES ☒	NO ☐

6.	Have you filed your pre-petition tax returns?

(If not, attach a written explanation)	YES ☒	NO ☐

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: June 20, 2012	United Solar Ovonic LLC
Debtor in Possession

	Title:	William C. Andrews
Chief Financial Officer Phone: 248-370-5315

Form 1

OPERATING STATEMENT (P&L)(1)

Period Ending: May 31, 2012

Case No: 12-43167

	Current Month	Total Since Filing

Total Revenue	$2,423,082	$11,000,867
Cost of Sales(2)	5,899,359	20,556,380

GROSS PROFIT	(3,476,277)	(9,555,513)

EXPENSES:
Officer Compensation	25,138	91,805
Salary/Wages Expenses	459,546	2,389,156
Employee Benefits & Pensions	216,797	884,721
Payroll Taxes	125,210	359,789
Other Taxes	22,105	50,532
Rent and Lease Expense	124,275	626,929
Interest Expense(3)	2,171,078	7,648,915
Property Insurance	967	3,651
Utilities	56,676	128,573
Depreciation	22,230	79,780
Travel and Entertainment	15,432	78,480
Repairs and Maintenance	17,724	34,019
Other – Miscellaneous	209,664	1,519,032
Other – (Gain) Loss on Asset Disposal(5)	—	(7,049,242)
Other Specify – European Costs	250,687	877,562
Other Specify – Restructuring(6)	—	2,276,805

TOTAL EXPENSES:	3,717,529	10,000,508

OPERATING PROFIT	(7,193,806)	(19,556,022)
Add: Non-Operating Income
Total Interest Income	—	—
Other (Income) / Expense	(130,149)	231,648
Less: Non-Operating Expenses
Professional Fees(4)	839,770	3,141,770
Other – Income Taxes	(8,303)	(224,509)

NET INCOME/(LOSS)	$(7,895,124)	$(22,704,931)

(1)	The operating statement and balance sheet were prepared using accrual accounting.
(2)	Product sold during this period had an inventory value of $2,837,522. The balance of cost of sales is unabsorbed variance due to the production shutdown.
(3)	The effective annual interest rate for May 31, 2012 was 10.2%.
(4)	Professional fees include estimates and actuals.
(5)	Primarily included gain on rejection of lease.
(6)	Severance costs for terminated employees.

Form 2

BALANCE SHEET

Period Ending: May 31, 2012

Case No: 12-43167

	Current Month	Prior Month	At Filing
ASSETS:
Cash and Cash Equivalents	$10,967,415	$11,721,600	$4,378,158
Investments	—	—	—
Inventories, Net	30,679,473	33,539,728	41,727,690
Accounts Receivable – Intercompany – USO CDN	1,540,794	1,648,063	1,788,754
Accounts Receivable Intercompany SIT	23,512,121	23,507,313	23,497,597
Accounts Receivable Trade – Net	4,761,473	6,388,046	10,597,737
Land and Buildings	17,517,111	17,517,111	29,010,567
Furniture, Fixtures & Equipment	36,436,143	36,351,487	39,529,693
Accumulated Depreciation	(7,625,765)	(7,285,109)	(12,471,130)
Restricted Cash	3,580,101	4,374,728	5,950,000
Prepaid	629,263	794,253	664,094
Investment in Subsidiaries	3,079,555	3,242,929	3,064,408
Other Assets	2,517,021	2,517,019	2,053,060

TOTAL ASSETS	$127,594,703	$134,317,168	$149,790,628

LIABILITIES:
Post-petition Liabilities:
Accounts Payable Trade – Net	$658,382	$273,925	$—
Accounts Payable Intercompany ECD	50,770	85,302	—
Accounts Payable Intercompany USO EU	273,270	186,552	—
Accounts Payable Intercompany USO Mexico	1,393,598	1,112,646	—
Warranty	118,089	118,089	—
Other Current Liabilities	597,026	2,069,228	—
Accrued Salaries and Wages	84,237	354,188	—
Accrued Taxes	426,335	285,739	—
Accrued Other	2,288,932	2,325,972	—

TOTAL Post-petition Liabilities	5,890,638	6,811,642	—
Secured Liabilities:
Secured Loan – ECD	5,000,000	5,000,000	5,000,000
Pre-petition Liabilities:
Accounts Payable Trade – Net	7,273,287	7,273,287	7,273,287
Accounts Payable Intercompany ECD	799,767,567	797,596,837	792,119,291
Accounts Payable Intercompany SIT	600,241	600,241	600,241
Accounts Payable Intercompany Mexico	1,704,449	1,704,449	—
Lease Payable	4,849,388	4,926,455	19,627,288
Warranty	10,176,836	10,176,836	10,176,836
Other Current Liabilities	637,324	637,324	637,324
Accrued Salaries and Wages	677,100	677,100	677,100
Accrued Taxes	636,431	636,431	636,431
Accrued Other	4,331,705	4,331,705	4,331,705

TOTAL Pre-petition Liabilities	830,654,328	828,560,664	836,079,503

TOTAL LIABILITIES	841,544,966	840,372,306	841,079,503
EQUITY:

Owners Capital	65,000,000	65,000,000	65,000,000
Additional Paid-In-Capital	(27,351,380)	(27,351,380)	(27,351,380)
Retained Earnings-Pre Petition	(728,893,951)	(728,893,951)	(728,937,495)
Retained Earnings-Post Petition	(22,704,931)	(14,809,807)	—

TOTAL EQUITY	(713,950,262)	(706,055,139)	(691,288,875)

TOTAL LIABILITIES AND EQUITY	$127,594,703	$134,317,168	$149,790,628

Form 3

SUMMARY OF OPERATIONS

Period Ended: May 31, 2012

Case No: 12-43167

Schedule of Post-petition Taxes Payable

	Beginning Balance	Accrued/ Withheld	Payments/ Deposits	Ending Balance
Income Taxes Withheld
Federal	—	$461,947.44	$461,947.44	—
State	—	128,731.19	128,731.19	—
Local	—	—	—	—

FICA Withheld	—	175,431.82	175,431.82	—

Employers FICA	—	234,625.50	234,625.50	—

Unemployment Tax
Federal	—	3,941.61	3,941.61	—
State	—	86,898.50	86,898.50	—

Sales, Use & Excise Taxes	$93,569.00	42,652.00	—	$136,221.00

Property Taxes	192,170.00	97,974.00	—	290,144.00

Workers’ Compensation(1)	—	—	—	—

Other	—	—	—	—

TOTALS	$285,739.00	$1,232,202.06	$1,091,576.06	$426,365.00

(1)	Fully insured.

AGING OF ACCOUNTS RECEIVABLE

AND POST-PETITION ACCOUNTS PAYABLE

Age in Days	0-30	31-60	Over 60
Post Petition
Accounts Payable	$636,141.56	$21,560.47	$679.72
Accounts Receivable	$4,382,814.71	$—	$378,657.66

For all post-petition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization: None

Form 4

MONTHLY CASH STATEMENT

Period Ending: May 31, 2012

Cash Activity Analysis (Cash Basis Only):	Case No: 12-43167

		General Account	L/C Collateral Account	Canadian Payroll Account(1)	Petty Cash
A.	Beginning Balance	$12,001,360.76	$4,374,728.04	$3,821.37	$803.29

B.	Receipts	4,127,749.07	—	75,000.00	0 .88

	(Attach separate schedule)

C.	Balance Available	16,129,109.83	4,374,728.04	78,821.37	804.17
	(A+B)

D.	Less Disbursements	5,132,364.30	794,627.20	15,704.89	—

	(Attach separate schedule)

E.	ENDING BALANCE	$10,996,745.53	$3,580,100.84	$63,116.48	$804.17
	(C-D)

(1)	In Canadian Dollars

ATTENTION: Please enter the TOTAL DISBURSEMENT from all your accounts, including cash and excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment: $5,942,696.39

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

General Account:

1. Depository Name & Location	JP Morgan Chase Bank, N.A. (MI); Detroit, Michigan
2. Account Number

L/C Collateral Account:

1. Depository Name & Location	JP Morgan Chase Bank, N.A. (MI); Detroit, Michigan
2. Account Number

Canadian Payroll Account:

1. Depository Name & Location	JP Morgan Chase Bank, N.A. Canada; Toronto, Ontario, Canada
2. Account Number

Other monies on hand (specify type and location) i.e., CD’s, bonds, etc.):

None

Date: June 20, 2012

United Solar Ovonic LLC
Debtor in Possession

Form 5

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending: May 31, 2012

Case No: 12-43167

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:	Joseph P. Conroy, Executive Vice President, ECD;	Capacity:	☒	Shareholder
	Senior Vice President, USO Operations		☒	Officer
			☐	Director
			☒	Insider

Detailed Description of Duties:

•	Provides leadership to all operations and manufacturing related activity (Auburn Hills, Greenville 1&2, Tijuana, China JV and Marcegaglia)

•	Responsible for building new equipment to support the company’s technology efforts

•	Provides leadership to all manufacturing, engineering, quality functions (ensures the production of all manufacturing products)

Current Compensation Paid (1):	Weekly	Or	Monthly
			$18,461.55

Current Benefits Paid:	Weekly	Or	Monthly

Health Insurance			$849.92
Life Insurance			72.15
Accidental Death & Dismemberment Insurance			9.62
Long-Term and Short-Term Disability Insurance			72.50
Employee Assistance Program			1.69
Vacation Payout			6,676.92
Personal Car Mileage			158.73
Entertainment			—
Travel			—

Total Benefits			$7,841.53

Current Other Payments Paid:	Weekly	Or	Monthly

Rent Paid
Loans
Other (Describe)
Other (Describe)			—
Other (Describe)			—
Total Other Payments			—

	Weekly	Or	Monthly
CURRENT TOTAL OF ALL PAYMENTS:			$26,303.08

(1)	Mr. Conroy’s last day of employment with the company was 5/11/12.

Dated: June 20, 2012	Joseph P. Conroy

Form 6

SCHEDULE OF IN-FORCE INSURANCE

Period Ending: May 31, 2012

Case No: 12-43167

INSURANCE TYPE	CARRIER	EXPIRATION DATE

Workers’ Compensation	Valley Forge Insurance Company	02/01/2013

Workers’ Compensation	American Casualty Company of Reading PA	02/01/2013

General Liability	American Casualty Company of Reading PA	02/01/2013

Property (1st Layer)	Allianz Global Risk US Insurance Company	02/01/2013

Property (2nd Layer)	Lexington Insurance Company	02/01/2013

Automobile Policy	Continental Casualty Company	02/01/2013

Umbrella Policy	Continental Casualty Company	02/01/2013

Foreign Package	Continental Casualty Company	02/01/2013

Special Risk Coverage	Great American Insurance Company	03/18/2013

Directors & Officers	Allied World National Assurance Company	09/30/2012

Directors & Officers	Illinois National Insurance Company	09/30/2012

Directors & Officers	Beazley Insurance Company, Inc. (Lloyd’s of London)	09/30/2012

Employee Practices Liability	Starr Indemnity & Liability Company	09/30/2012

Fiduciary Liability	Starr Indemnity & Liability Company	09/30/2012

Fidelity Bond	Starr Indemnity & Liability Company	09/30/2012

Primary Directors & Officers	Starr Indemnity & Liability Company	09/30/2012

ERISA Bond	Travelers Casualty and Surety Company of America	11/16/2014

Pollution Liability Coverage	Chartis Specialty Insurance	02/01/2014

Form 7